UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

164 Douglas Rd E, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280
N/A
(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

EXPLANATORY NOTE

On December 26, 2019, Better Choice Company Inc., a Delaware corporation (the “Company,” “Better Choice,” or “BCC”), filed a Current Report on Form 8-K (the “Initial Form 8-K”), reporting under Item 2.01 of the Initial Form 8-K that on December 19, 2019 the Company completed the acquisition of Halo, Purely for Pets, Inc., a Delaware corporation (“Halo”) in accordance with the terms of the Amended and Restated Stock Purchase Agreement, dated as of December 18, 2019 (the “Stock Purchase Agreement”), by and among the Company, Halo, Thriving Paws, LLC, a Delaware limited liability company (“Thriving Paws”), HH-Halo LP, a Delaware limited partnership (“HH-Halo” and, together with Thriving Paws, the “Sellers”) and HH-Halo, in the capacity of the representatives of the Sellers, pursuant to which the Company agreed to acquire 100.0% of the outstanding capital stock of Halo (the “Acquisition”). This Amendment No. 1 on Form 8-K/A is being filed for the purpose of filing the financial information required by 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited financial statements of Halo as of and for the years ended June 30, 2019 and June 30, 2018 and the notes related thereto and the related independent auditor’s report of Warren Averett, LLC. Attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited interim financial statements of Halo as of and for the three months ended September 30, 2019 and September 30, 2018 and the notes related thereto.

(b) Pro forma financial information

Attached hereto as Exhibit 99.3 and incorporated herein by reference are the unaudited pro forma combined financial statements of Better Choice Company Inc. as of and for the nine months ended September 30, 2019 and for the twelve months ended December 31, 2018 and the related notes thereto.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Financial Statements of Halo, Purely for Pets, Inc. as of and for the years ended June 30, 2019 and June 30, 2018.
99.2	Unaudited Interim Financial Statements of Halo, Purely for Pets, Inc. as of and for the Three Months Ended September 30, 2019 and September 30, 2018.
99.3	Unaudited Pro Forma Combined Financial Statements of Better Choice Company Inc. as of and for the nine months ended September 30, 2019 and for the twelve months ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: February 18, 2020	By:	/s/ Werner von Pein
Name: Werner von Pein
Title: Chief Executive Officer